Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
Debt
Notes payable and lines of credit as of December 31, 2015 and 2014 consisted of the following (in thousands):

	December 31, 2015	December 31, 2014
6.25% Senior notes due October 2021	$400,000	$400,000
Unamortized debt premium	2,395	2,801
Debt issuance cost	(6,425)	(7,526)
Senior secured revolving credit facility	—	25,000
Other debt	299	1,049
Total debt	396,269	421,324
Less: current maturities	(253)	(840)
Long-term debt	$396,016	$420,484

Senior Notes Due 2021
In October 2013, the Company issued $300.0 million of 6.25% senior unsecured notes due 2021 at par, and in November 2013, the Company issued an additional $100.0 million aggregate principal amount of the notes at a price of 103.25% of par, plus accrued interest from October 2, 2013 (the "Senior Notes"). The Senior Notes bear interest at a rate of 6.25% per annum, payable on April 1 and October 1 of each year, and mature on October 1, 2021. Net proceeds from the issuance of approximately $394.0 million, after deducting initial purchasers' discounts and offering expenses and excluding accrued interest paid by the purchasers, were used for the repayment of the then-outstanding term loan balance and a portion of the revolving Credit Facility balance.
The terms of the Senior Notes are governed by the indenture, dated October 2, 2013 (the “Indenture”), between the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Senior Notes are senior unsecured obligations, and are guaranteed on a senior unsecured basis by the Company’s subsidiaries that guarantee the Amended Facility and rank junior to, among other indebtedness, the Amended Facility to the extent of the value of the collateral securing the Amended Facility. The Senior Notes contain customary covenants including some limitations and restrictions on the Company’s ability to pay dividends on, purchase or redeem its common stock or purchase or redeem its subordinated debt; make certain investments; incur or guarantee additional indebtedness or issue certain types of equity securities; create certain liens, sell assets, including equity interests in its restricted subsidiaries; redeem or prepay subordinated debt; restrict dividends or other payments of its restricted subsidiaries; consolidate, merge or transfer all or substantially all of its assets; engage in transactions with affiliates; and create unrestricted subsidiaries. Many of these restrictions will terminate if the Senior Notes become rated investment grade. The Indenture also contains customary events of default, including nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. The Company is required to offer to repurchase the Senior Notes in connection with specified change in control events or with excess proceeds of asset sales not applied for permitted purposes.
The Company may redeem the Senior Notes due 2021:

•	beginning on October 1, 2016 at a redemption price of 104.688% of their principal amount plus accrued and unpaid interest and additional interest, if any; then

•	at a redemption price of 103.125% of their principal amount plus accrued and unpaid interest and additional interest, if any, for the twelve-month period beginning October 1, 2017; then

•	at a redemption price of 101.563% of their principal amount plus accrued and unpaid interest and additional interest, if any, for the twelve-month period beginning October 1, 2018; and then

•	at a redemption price of 100.000% of their principal amount plus accrued interest and unpaid interest and additional interest, if any, beginning on October 1, 2019.

•
We may also redeem some or all of the Senior Notes due 2021 before October 1, 2016 at a redemption price of 100.000% of the principal amount, plus accrued and unpaid interest and additional interest, if any, to the redemption date, plus an applicable premium.

•
In addition, before October 1, 2016, we may redeem up to 35% of the aggregate principal amount with the proceeds of certain equity offerings at 106.250% of their principal amount plus accrued and unpaid interest and additional interest, if any; we may make such redemption only if, after any such redemption, at least 65% of the aggregate principal amount originally issued remains outstanding.

Credit Facility
The Company had a Credit Facility, with a maturity date of November 2018, with several financial institutions as lenders, which provides for a $600.0 million credit facility with up to $75.0 million available for letters of credit and up to $25.0 million in swingline loans. As of December 31, 2015, we had no of borrowings outstanding under our Credit Facility, $12.7 million of outstanding letters of credit and the capacity to borrow an additional $323.7 million under the Credit Facility. Weighted average interest rates under the Credit Facility at December 31, 2015 and 2014 were approximately 2.00%
On February 25, 2016, the Company amended its senior secured Credit Facility to reduce commitment fees and provide borrowing capacity for general corporate purposes. The Amended Facility provides for a $200.0 million revolving credit line, including up to $25.0 million available for letters of credit and up to $10.0 million in swingline loans. Availability under the Amended Facility is subject to a borrowing base calculated by reference to eligible accounts receivable in the United States, United Kingdom and Canada, eligible inventory in the United States, and cash on hand.
The Company was in compliance with all financial covenants under the Credit Facility at December 31, 2015 and through the effective date of the Amended Facility. The Company anticipates that it will continue to be in compliance with the Amended Facility throughout 2016.
Subject to terms of the Amended Facility, the Company has the ability to increase the revolving credit facility by an additional $150.0 million.
The Amended Facility contains covenants which require the Company, on a consolidated basis, to maintain specified financial ratios or conditions summarized as follows:

•
Senior secured debt to adjusted EBITDA of not more than 4.50 to 1.0 for the period from February 25, 2016 through December 31, 2016, not more than 4.0 to 1.0 for the period from January 1, 2017 through December 31, 2017 and not more than 3.50 to 1.0 for the period from January 1, 2018 through the termination of the facility; and

•
A fixed charge coverage ratio of not more than 1.25 to 1.0. This ratio is measured as EBITDA minus maintenance capital expenditures minus taxes paid in cash divided by scheduled principal and interest payments.The fixed charge coverage ratio is tested only if availability under the Amended Facility falls below certain levels.

Other debt
Other debt consists primarily of various capital leases of equipment.
Debt issue costs
The Company has incurred loan costs that have been capitalized and are amortized to interest expense over the term of the Senior Notes and the Credit Facility. As a result, approximately $2.6 million, $2.6 million and $2.2 million were amortized to interest expense for the years ended December 31, 2015, 2014 and 2013, respectively. The estimated term over which debt issue costs related to the term loan were being amortized was revised in connection with the repayment of the term loan from the issuance of the Senior Notes. Accordingly, debt issue costs of $2.1 million that had been previously capitalized were charged to expense in 2013.
The Company reclassified $6.4 million and $7.5 million of deferred loan costs related to the Senior Notes to Long term Debt as of December 31, 2015 and December 31, 2014, respectively.
Future payments
Future principal payments under long-term debt for each of the years ending December 31 are as follows (in thousands):

2016	$253
2017	46
2018	—
2019	—
2020	—
Thereafter	400,000
Total future payment	$400,299
Add: Unamortized debt premium	2,395
Less: Debt issuance cost	(6,425)
Total debt	$396,269